STRATEGY SHARES (the “Trust”)

36 North New York Avenue

Huntington, NY 11743

Series of the Trust	NYSE Arca Ticker Symbol

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	SSFI
Day Hagan/Ned Davis Research Smart Sector ETF	SSUS

(collectively, the “Funds”)

March 25, 2022

The information in this Supplement amends certain information contained in each Fund’s Statement of Additional Information (collectively, the “SAI”).

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The Board of Trustees of the Trust has elected Alex Merino as Vice President of the Trust effective March 25, 2022. Accordingly, the table under the section of each Fund’s SAI entitled “Management - Trustees and Officers” is revised to add the following information regarding Mr. Merino.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020—2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016—2019.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-800-594-7930 or by writing to the Funds at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.